EXHIBIT 20.2


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
--------------------------------------------------------------------------------------------------
    1 Total Actual Principal Collections                          584,968.31
    2 Total Permanent Buydown Companion Interest                    1,415.43
    3 Total Actual Interest Collections                           514,576.45
    4 Less Service Fees Service Fees Previously Remitted           17,630.81
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   1,083,329.38

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                          315,153.81
    9 Deferred Interest Coverage Account Transfer                  67,053.42
                                                         --------------------
   10      Aggregate Amount Received:                           1,465,536.61

      Monthly Advances

   11 Monthly Advance                                              90,512.65
   12 Compensating Interest                                         1,770.75
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         1,557,820.01

   17 Service Fees                                                 21,859.63
   18 Expense Account Deposit @ 0.012 bp:                           1,049.05
                                                         --------------------
   19      Adjusted Remittance Amount:                          1,534,911.33

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      1,534,911.33
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         16,439.32
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        1,518,472.01
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                Total             Class 1A                      Equity Certificate
                                                                -----            ---------                      ------------------
   31 Loans Outstanding - BOM                                           1146
   32 Original Loan Balance                                    64,974,872.98      64,974,872.98
   34 Pre-Funding Account Balance                              39,929,953.42      39,929,953.42
   35 Initial Overcollateralization                             5,683,967.84       5,683,967.84
   36 Realized Losses, LTD                                              0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         --------------------------------------------------------------------------
   40 Total Class Note Principal Balance                       99,220,858.56      99,220,858.56
   41      Group Factor per Loan Balance                         64.9748730%        64.9748730%
   42      Group Factor per Class Note Balance                   99.2208586%        99.2208586%
   43 Excess Spread                                                     0.00                                            0.00
   44 Cross Collateral Withdrawal                                       0.00                                            0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Note A                             397,711.06         397,711.06
   47 Interest Remittance @ Pass-Through Rates                    535,792.64         535,792.64

      Principal Additions:
   48           Number of loans                                          673                673
   49           Transfers from Pre-Funding Account             39,922,222.57      39,922,222.57

      Principal Reductions:

   50           Prepayments - Number                                       8                  8
   51           Prepayments - Dollar                              526,605.71         526,605.71
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                                0.00               0.00
   55           Curtailments                                            0.00               0.00
   56           Normal and Excess Payments                         58,362.60          58,362.60
   57           Pre-Funding Account Transfer                            0.00               0.00
                                                         --------------------------------------------------------------------------
   58 Total Principal Remittance                                  584,968.31         584,968.31
   59 Additional Principal Reduction                              397,711.06         397,711.06
                                                         --------------------------------------------------------------------------
   60 Total Remittance                                          1,518,472.01       1,518,472.01                         0.00
                                                         ==========================================================================
   61 Current Month Realized Loss - Number                                 0                                               0
   62 Current Month Realized Loss - Dollar                              0.00                                            0.00

   61 LTD Realized Loss - Number                                           0
   62 LTD Realized Loss - Dollar                                        0.00
      Class Note Principal Balance - EOM

   64 Loans Outstanding - EOM                                           1811
   65 Closing Loan Balance                                    104,312,127.24     104,312,127.24
   67 Pre-Funding Account Balance                                   7,730.85           7,730.85
   68 Additional Principal Reduction, LTD                       6,081,678.90       6,081,678.90
   69 Realized losses, LTD                                              0.00               0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         --------------------------------------------------------------------------
   73 Total Class Note Principal Balance                       98,238,179.19      98,238,179.19
   74      Group Factor per Loan Balance                        104.3121272%       104.3121272%
   75      Group Factor per Class Note Balance                   98.2381792%        98.2381792%
-----------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                Total            Class A-1
                                                                -----            ---------
   76 Weighted Note Rate - THIS Remittance                   11.36500 %
   77 Weighted Note Rate - NEXT Remittance                    11.36500%

   78 Related Remittance Period for Libor Rate                25-Apr-00             thru           24-May-00
   79 Days in Related Period                                     30

   80 Pass-Through Rates                                                          6.48000%

   81 Weighted Average Remaining Term                          255.32

   82 Original Pool - Principal Balance                        65,333,204.47      65,333,204.47
   84 Original Pool - Pre-Funding Account                      39,929,953.42      39,929,953.42
   85 Original Pool - Additional Principal Reduction            5,263,157.89       5,263,157.89
                                                         ---------------------------------------
   86 Original Pool Total                                     100,000,000.00     100,000,000.00
   87 Original Pool - Number of Loans
---------------------------------------------------------------------------------------------------------------------------------
      Class A Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   88 Additional Principal Reduction, LTD                       5,683,967.84         397,711.06     6,081,678.90
   89 Cross Collateral Deposits                                         0.00               0.00             0.00
   90 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   92 Overcollateralization of Principal                        5,683,967.84         397,711.06     6,081,678.90
                                                         ========================================================

   93 Base Overcollateralization Required                                                          10,052,631.58
   94 Required Overcollateralization Amount                                                        10,052,631.58

      Aggregate Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   95 Class 1A Overcollateralization of Principal               5,683,967.84         397,711.06     6,081,678.90
   96 Class 2A Overcollateralization of Principal               7,341,236.19         523,074.64     7,864,310.83
                                                         --------------------------------------------------------
   97 Overcollateralization of Principal                       13,025,204.03         920,785.70    13,945,989.73
                                                         ========================================================

   98 Base Aggregate Overcollateralization Required                                                21,714,928.38
   99 Required Aggregate Overcollateralization Amount                                              21,714,928.38

      Current Month Subordinated Amount                     Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------

  100 Original Subordinated Amount                             16,052,631.58        N/A            16,052,631.58
  101 Less: Cumulative Realized Losses                                  0.00               0.00             0.00
  102 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         --------------------------------------------------------
  103 Current Subordinated Amount                              16,052,631.58                       16,052,631.58
                                                         ========================================================

      Nonrecoverable Advance Reconciliation

  104 Beginning of Month                                                                   0.00
  105 Current Month Unpaid Nonrecoverable Advance                                          0.00
  106 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  107 End of Month                                                                         0.00
---------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 1

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 1 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Class
                                                                Total                A1
                                                         ---------------------------------------
  108 Total Class Note Principal - Original Pool             $100,000,000.00    $100,000,000.00
  109 Interest Remittance Amount                                  535,792.64         535,792.64
  110 Interest Rate Factor / 1000                                   5.357926           5.357926

  111 Total Principal Collections                                 584,968.31         584,968.31
  112 Prefunding Account Transfer                                       0.00               0.00
  113 Additional Principal Reduction                              397,711.06         397,711.06
                                                         ---------------------------------------
  114 Principal Remittance Amount                                 982,679.37         982,679.37
  115 Principal Payment Factor/1000                                 9.826794           9.826794
  116 Principal Factor                                            982.381792         982.381792

  117 Prior Month Principal Factor                                992.208586         992.208586
---------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
---------------------------------------------------------------------------------------------------
    1 Total Actual Principal Collections                          513,455.17
    3 Total Actual Interest Collections                           724,484.93
    4 Less Service Fees Service Fees Previously Remitted           42,193.64
    5 Additional Proceeds                                               0.00
                                                         --------------------
    6      Total Collections:                                   1,195,746.46

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                          310,006.40
    9 Deferred Interest Coverage Account Transfer                  42,073.20
                                                         --------------------
   10      Aggregate Amount Received:                           1,547,826.06

      Monthly Advances

   11 Monthly Advance                                             269,293.38
   12 Compensating Interest                                           598.03
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                         --------------------
   16      Available Remittance Amount:                         1,817,717.47

   17 Service Fees on Interest Coverage                            20,515.62
   18 Expense Account Deposit @ 0.012bp:                            1,456.06
                                                         --------------------
   19      Adjusted Remittance Amount:                          1,795,745.79

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      1,795,745.79
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         22,958.48
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        1,772,787.31
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                         --------------------
      Total Remaining Amount Available:                                 0.00
                                                         ====================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
---------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                Total             Class 2A                    Equity Certificates
                                                                -----             --------                    -------------------
   31 Loans Outstanding - BOM                                            964
   32 Original Loan Balance                                    90,127,734.03      90,127,734.03
   34 Pre-Funding Account Balance                              55,477,822.18      55,477,822.18
   35 Initial Overcollateralization                             7,341,236.19       7,341,236.19
   36 Realized Losses, LTD                                              0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         -------------------------------------------------------------------------
   40 Total Class Note Principal Balance                      138,264,320.02     138,264,320.02
   41      Group Factor per Loan Balance                         64.8400964%        64.8400964%
   42      Group Factor per Note Balance                         99.4707338%        99.4707338%
   43 Excess Spread                                                     0.00                                          0.00

   44 Cross Collateral Withdrawal                                       0.00                                          0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Class A                            523,074.64         523,074.64
   47 Interest Remittance @ Pass-Through Rates                    736,257.50         736,257.50

      Principal Additions:
   48           Number of loans                                          636                636
   49           Transfers from Pre-Funding Account             55,477,168.74      55,477,168.74

      Principal Reductions:

   50           Prepayments - Number                                       3                  3
   51           Prepayments - Dollar                              478,659.48         478,659.48
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                                0.00               0.00
   55           Curtailments                                            0.00               0.00
   56           Normal and Excess Payments                         34,795.69          34,795.69
   57           Pre-Funding Account Transfer                            0.00               0.00
                                                         -------------------------------------------------------------------------
   58 Total Principal Remittance                                  513,455.17         513,455.17
   59 Additional Principal Reduction                              523,074.64         523,074.64
                                                         -------------------------------------------------------------------------
   60 Total Remittance                                          1,772,787.31       1,772,787.31                       0.00
                                                         =========================================================================
   61 Current Month Realized Loss - Number                                 0                                             0
   62 Current Month Realized Loss - Dollar                              0.00                                          0.00

   63 LTD Realized Loss - Number                                           0
   64 LTD Realized Loss - Dollar                                        0.00
      Class Note Principal Balance - EOM

   65 Loans Outstanding - EOM                                           1597
   66 Closing Loan Balance                                    145,091,447.60     145,091,447.60
   67 Pre-Funding Account Balance                                     653.44             653.44
   68 Additional Principal Reduction, LTD                       7,864,310.83       7,864,310.83
   69 Realized losses, LTD                                              0.00               0.00
   70 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                         -------------------------------------------------------------------------
   71 Total Class Note Principal Balance                      137,227,790.21     137,227,790.21
   72      Group Factor per Loan Balance                        104.3823364%       104.3823364%
   73      Group Factor per Class Note Balance                   98.7250289%        98.7250289%
---------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                Total            Class A-2
                                                                -----            ---------
   74 Weighted Note Rate - THIS Remittance                    11.15500%
   75 Weighted Note Rate - NEXT Remittance                    11.15500%

   76 Related Remittance Period for Libor Rate                25-Apr-00             thru           24-May-00
   77 Days in Related Period                                     30

   78 Pass-Through Rates                                                          6.39000%

   79 Weighted Average Remaining Term                          356.13

   80 Original Pool - Principal Balance                        90,300,887.85      90,300,887.85
   81 Original Pool - Pre-Funding Account                      55,477,822.18      55,477,822.18
   82 Original Pool - Additional Principal Reduction            6,778,710.03       6,778,710.03
                                                         ---------------------------------------
   83 Original Pool Total                                     139,000,000.00     139,000,000.00
   84 Original Pool - Number of Loans                            966

---------------------------------------------------------------------------------------------------------------------------------
      Class A Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   85 Additional Principal Reduction, LTD                       7,341,236.19         523,074.64     7,864,310.83
   86 Cross Collateral Deposits                                         0.00               0.00             0.00
   87 Realized Losses, LTD                                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   88 Overcollateralization of Principal                        7,341,236.19         523,074.64     7,864,310.83
                                                         ========================================================

   89 Base Overcollateralization Required                                                          11,662,296.80
   90 Required Overcollateralization Amount                                                        11,662,296.80

      Aggregate Overcollateralization Reconciliation
                                                            Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------
   91 Class 1A Overcollateralization of Principal               5,683,967.85         397,711.06     6,081,678.91
   92 Class 2A Overcollateralization of Principal               7,341,236.19         523,074.64     7,864,310.83
                                                         --------------------------------------------------------
   93 Overcollateralization of Principal                       13,025,204.04         920,785.70    13,945,989.74
                                                         ========================================================

   94 Base Aggregate Overcollateralization Required                                                21,714,928.38
   95 Required Aggregate Overcollateralization Amount                                              21,714,928.38

      Current Month Subordinated Amount                     Beg. of Month       Current Month      End of Month
                                                         --------------------------------------------------------

   96 Original Subordinated Amount                             20,044,572.63        N/A            20,044,572.63
   97 Less: Cumulative Realized Losses                                  0.00               0.00             0.00
   98 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                         --------------------------------------------------------
   99 Current Subordinated Amount                              20,044,572.63                       20,044,572.63
                                                         ========================================================

      Nonrecoverable Advance Reconciliation

  100 Beginning of Month                                                                   0.00
  101 Current Month Unpaid Nonrecoverable Advance                                          0.00
  102 Less: Current Month Reimbursement                                                    0.00
                                                                             -------------------
  103 End of Month                                                                         0.00
---------------------------------------------------------------------------------------------------------------------------------


                                      ALLIANCE FUNDING COMPANY
                              by SUPERIOR BANK - FSB SERVICING DIVISION
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE
                            AFC Mortgage Loan Asset Backed Notes, Series
                                           2000-1 Group 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 2000
                    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 2000-1 Group 2 for May 25, 2000, the Remittance date.

                                    Due period ended: May 1, 2000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Class
                                                                Total                A2
                                                         ---------------------------------------
  104 Total Class Note Principal - Original Pool             $139,000,000.00    $139,000,000.00
  105 Interest Remittance Amount                                  736,257.50         736,257.50
  106 Interest Rate Factor / 1000                                   5.296817           5.296817

  107 Total Principal Collections                                 513,455.17         513,455.17
  108 Prefunding Account Transfer                                       0.00               0.00
  109 Additional Principal Reduction                              523,074.64         523,074.64
                                                         ---------------------------------------
  110 Principal Remittance Amount                               1,036,529.81       1,036,529.81
  111 Principal Payment Factor/1000                                 7.457049           7.457049
  112 Principal Factor                                            987.250289         987.250289

  113 Prior Month Principal Factor                                994.707338         994.707338

---------------------------------------------------------------------------------------------------------------------------------